                                                                   EXHIBIT 10.12

*Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                                GOODS AGREEMENT
                               STATEMENT OF WORK

This Statement of Work # 4998RL1061 ("SOW") adopts and incorporates by reference the terms and conditions of Goods Agreement # 4998RL1060 ("GA") between Ramp Networks ("Supplier") and IBM Corporation ("Buyer"). Transactions performed under this SOW will be conducted in accordance with and be subject to the terms and conditions of this SOW, and the balance of this Agreement. This SOW is not a WA. Unless otherwise stated herein or in writing from Buyer's procurement personnel, the only WA hereunder will be written or electronic purchase orders. All WAs issued for Products during the term of this SOW (regardless of whether the WAs reference this Agreement or not) are incorporated herein by reference. Unless otherwise qualified, all references to days in this SOW will mean calendar days.

1.0   PRODUCT DESCRIPTION AND REQUIREMENTS

1.1 General Description. The Product, an internet gateway router product targeted toward the home/home office environment, will be shipped as an option to the IBM Home Director Connection Center. The Product will: (i) support internet connections over an integrated V.90 modem and/or externally attached modem (V.90 or ISDN); (ii) provide simultaneous access on the LAN side to the internet and file and printer sharing via a 4 port Ethernet hub; and (iii) incorporate a DHCP server for automatic IP address assignment. Product part numbers are set forth in Attachment A. The primary intended uses of the Product are for incorporation into Buyer's product offerings, resale as a stand-alone product, and/or for field support to Buyer's products. The Products are further described by the specifications, certifications and other requirements referenced in this SOW, in addition to all specifications, catalogs, and other documentation published by Supplier. All such specifications, certifications, and other documents are incorporated herein by reference, and Supplier acknowledges receipt of each of them.

1.2  Product Specifications.

---------------------------------------------------------------------------------------------------------------------
Buyer                 Engineering          Description
Specification #      Change Level #
(if applicable)      (if applicable)
---------------------------------------------------------------------------------------------------------------------
                                           Attachment A, entitled "Product Specifications," to this SWO*
---------------------------------------------------------------------------------------------------------------------
[* * *]                                    General Quality Requirements for IBM/RTP Suppliers
---------------------------------------------------------------------------------------------------------------------
[* * *]                                    Supplier Quality Requirements (Feature Cards) dated February 16, 1998
---------------------------------------------------------------------------------------------------------------------
                        [* * *]            IBM Packaging Engineering Specifications, FRU (Field Replaceable Unit)
                                           Packaging Requirements (February 1994)
---------------------------------------------------------------------------------------------------------------------
[* * *]                                    Automatic Identification for Packaging, Distribution and Manufacturing
                                           (1997-08)
---------------------------------------------------------------------------------------------------------------------
                        [* * *]            IBM PCCo Packaged Product Bar Code Guidelines
---------------------------------------------------------------------------------------------------------------------
                                           Bar Code Label Implementation Guide for IBM Suppliers (May 2, 1994), Release
                                           3.1.
---------------------------------------------------------------------------------------------------------------------
                        [* * *]            Label, IBM FRU
---------------------------------------------------------------------------------------------------------------------
                        [* * *]            Label, Standard Bar Code Specification
---------------------------------------------------------------------------------------------------------------------
[* * *]                                    Buyer's "Supplier Packaging and Materials Handling Specification"
---------------------------------------------------------------------------------------------------------------------
                                           Supplier's published specifications, catalogs, and other documentation
---------------------------------------------------------------------------------------------------------------------
Note:  * Attachment A is intended to indicate additions or changes being requested by Buyer to [* * *].
----
---------------------------------------------------------------------------------------------------------------------


*Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

1.3 Required Product Certifications. Supplier has secured, and shall maintain during the term of this SOW, all certifications required for Buyer to sell the Products in the United States and Canada, including, without limitation, all ISO requirements, as well as those certifications described below.

Certification Title                                       Certification Description
-------------------------------------------------------------------------------------------------------------------
CE mark, commercial                                       Electromagnetic Emissions
-------------------------------------------------------------------------------------------------------------------
FCC Part 15 Class B                                       Electromagnetic Emissions
-------------------------------------------------------------------------------------------------------------------
EN 55 022 (CSSPR), Class B                                Electromagnetic Emissions
-------------------------------------------------------------------------------------------------------------------
VCCI Class B ITE                                          Electromagnetic Emissions
-------------------------------------------------------------------------------------------------------------------
CE mark, commercial                                       Safety Agency Approval (Power Adapter)
-------------------------------------------------------------------------------------------------------------------
UL listed (UL 1950)                                       Safety Agency Approval (Power Adapter)
-------------------------------------------------------------------------------------------------------------------
CSA certified (CSA 22.2 #950)                             Safety Agency Approval (Power Adapter)
-------------------------------------------------------------------------------------------------------------------
TUV licensed (EN 60 950)                                  Safety Agency Approval (Power Adapter)
-------------------------------------------------------------------------------------------------------------------
T-Mark                                                    Safety Agency Approval (Power Adapter)
-------------------------------------------------------------------------------------------------------------------
FCC Part 68                                               Modem Certification
-------------------------------------------------------------------------------------------------------------------

1.4 FAA Certification. Supplier certifies that all Products and their packages do not contain explosives, hazardous materials, incendiaries and/or destructive devices.

1.5 COO Product Certification. Supplier certifies that the Products purchased hereunder have the following country(ies) of origin. If there are any changes to this information, Supplier will notify Buyer by providing a new country of origin certification signed by an authorized Supplier representative before shipping any Products other than those with the country of origin listed below for such Product. Supplier acknowledges that Buyer will rely upon this certification, and timely updates to it, in making representations to Buyer's customers and to comply with various laws and regulations. If any part number listed has more than one country of origin, Supplier certifies that each country of origin is listed below, and Supplier agrees to deliver to Buyer, by March 1,1999, instructions regarding how Buyer can distinguish each country of origin for part numbers with more than one country of origin.

Buyer Assigned Part               Product Description           Country of Origin and          Is Product Marked with
Number                                                             Complete Street              an Industry Standard
                                                                       Address                      Barcode (y/n)
------------------------------------------------------------------------------------------------------------------------
[* * *]                       [* * *]                        [* * *]                        Y
------------------------------------------------------------------------------------------------------------------------
[* * *]                       [* * *]                        [* * *]                        Y
------------------------------------------------------------------------------------------------------------------------
[* * *]                       [* * *]                        [* * *]                        Y
------------------------------------------------------------------------------------------------------------------------
[* * *]                       [* * *]                        [* * *]                        Y
------------------------------------------------------------------------------------------------------------------------
[* * *]                       [* * *]                        [* * *]                        Y
------------------------------------------------------------------------------------------------------------------------
[* * *]                       [* * *]                        [* * *]                        Y
------------------------------------------------------------------------------------------------------------------------
[* * *]                       [* * *]                        [* * *]                        Y
------------------------------------------------------------------------------------------------------------------------
[* * *]                       [* * *]                        [* * *]                        Y
------------------------------------------------------------------------------------------------------------------------

1.6 Compatibility Requirements. The Products will be compatible with the IBM Home Director Connection Center and its integrated 4 port Ethernet hub, Buyer's system units, peripherals and including, but not limited to those operating systems, applications, games and internet service providers ("ISPs") identified in Attachment A. Supplier agrees to enhance, correct, and test Products to ensure such compatibility. Supplier shall provide compatibility text reports to Buyer, when requested by Buyer.
1.7 Product Field Support: In addition to the Product warranties, Supplier will provide the following services in support of the Product during the warranty period:

*Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

(1) support Buyer on all end user telephone calls regarding the Product. Buyer shall be the primary interface with the end user in all situations and no end user may contact Supplier directly.
(2) support Buyer regarding the determination of whether there is a defect (patent or latent), error or other problem ("Defects") with the Product, including without limitation, failure analysis of the affected Product in the filed or that have been returned to Buyer or Supplier; and
(3) isolate and promptly correct all Defects with the Products, and provide such corrections to Buyer in accordance with the parameters set forth below (these parameters are "time of the essence"):
     (a) for Defects that result in an emergency condition that causes critical impact to Buyer's schedule or that makes performance or continued performance of any feature or function impossible or impractical ("Severity Level 1 Defect" or "SLI Defect"), Supplier will use bests efforts to provide corrections within twenty-four (24) hours of the earlier of Supplier discovering the SL1 Defect or being informed of the SL1 Defect;
     (b) for Defects that significantly affects Buyer's schedule or that make the performance or continued performance of any feature or function difficult and that cannot easily be circumvented or avoided on a temporary basis by the end user ("Severity Level 2 Defect" or "SL2 Defect"), Supplier will use best efforts to provide corrections within 5 days of the earlier of Supplier discovering the SL2 Defect or being informed of the SL2 Defect;
     (c) for Defects that are not critical in that performance can be continued without difficulty or loss of data by easy circumvention or avoidance by the end user ("Severity Level 3 Defect" or "SL3 Defect"), Supplier will use best efforts to provide corrections within 15 days of the earlier of Supplier discovering the SL3 Defect or being informed of the SL3 Defect; and
     (d) for Defects that are minor which can be easily avoided or circumvented by the end user ("Severity Level 4 Defect" or "SL4 Defect"), Supplier will use best efforts to provide corrections within 45 days of the earlier of Supplier discovering the SL4 Defect or being Informed of the SL4 Defect.
(4) In all cases, Supplier shall provide failure analysis results, including definition of root cause and corrective actions taken.
(5) Supplier shall provide a[* * * ] Buyer Personnel, [* * *], at a location and date to be identified by Buyer and agreed upon by Supplier, whose agreement shall not be unreasonably withheld, in support of the Products and each updated version thereof.

1.8 Product Software and Documentation. Product code (object code only) and documentation Include: the Easy Start CD, and firmware contained in the Product itself. The delivery of this CD and firmware will be included with the Product, to be delivered on a mutually agreed to schedule. Schedule dates to be determined after initial sizing and included as an addendum to this document. Supplier will deliver a fully completed and signed certificate of originality (in a form to be provided by Buyer) for all such code and documentation. Such deliverables will be due to Buyer as follows:

     Golden CD media delivery:                February 1, 1999
     Documentation delivery:                  February 1, 1999
     Certificate of originality delivery:     February 1, 1999

Supplier will promptly deliver to Buyer all updates (including, without limitation, all error corrections and minor enhancements/revisions) to such Product code in the same format set forth above, and that all such updates are included in the Product definition as provided in section 5.0.

In connection with Buyer's purchase of Product, Supplier grants to Buyer, its Affiliates, its and their successors and assigns, a worldwide, Irrevocable, royalty-free, fully-paid-up right and license, without accounting:
(a) to use, execute, preload, reproduce copy, distribute copies of (internally and/or externally), display and/or perform all, and/or any portion of the deliverables and such rights and licenses shall include all rights and licenses in and to pictorial, graphic and/or audio visual works, including icons, screens, music, sound and/or characters, created as a result of execution of the deliverables whether such pictorial, graphic and/or audio/visual works are created by use of the deliverables and/or with other programming and/or through other means;

*Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

(b) under any trade secret, patent application and/or patent owned and/or licensable by Supplier to use have used, lease, sell and/or otherwise transfer each Product either alone and/or in combination with equipment or software or both, and/or to practice and/or have practiced any process and/or method;
(c) to use, in connection with the marketing of Product, the Product name(s), logos trade names, service names, trademarks, and/or service marks used by Supplier to identify and/or promote the Products, including any portions thereof.
(d) to sublicense all and/or any portions of the Products to end users and/or others under similar provisions used by Buyer to sublicense Buyer products or, at Buyer's sole discretion, under provisions provided by Supplier to license and/or similarly transfer Products;
(e)  to authorize others, to do any of the foregoing.

The above grant of rights and licenses shall be exclusive to Buyer (except for Supplier's branded products) for the six month period following the date on which Buyer first ships the Products to its distribution channel; thereafter, the grant shall be nonexclusive. Further the above grant of rights and licenses includes the royalty-free, fully-paid-up right and license to distribute the deliverables, including any subset thereof by any means, in various media (including without limitation hard drives, CD-ROMs, diskettes, tapes, and/or over the Internet and/or electronic bulletin boards) either alone and/or with Buyer and/or third party code included on the same media.

Notwithstanding any other provisions of this Agreement, Supplier shall have no right to use the trademarks, trade names, or product names of Buyer or its Affiliates directly or Indirectly In connection with any product, promotion or publication without the prior written approval of Buyer.

1.9 Translations. The Product (including Product code and documentation) will be available in the following languages in accordance with the schedule below:

     Language            Release Date
     --------            ------------

     English (U.S.A.)    February 1, 1999

1.10 Product Modifications. No changes of any kind will be made by Supplier to the Products, without Buyer's prior written consent. In proposing Product changes, Supplier must demonstrate that the Product quality level is not diminished. For Products of the same type and essentially equivalent in design and function which Supplier offers to other customers as OEM products, Supplier will notify Buyer of all changes to such OEM products, and notify Buyer of the impact of such changes and their relationship to the Products.

1.11 Buyer Proprietary Materials. Supplier shall use Buyer proprietary components only to build Products sold to Buyer hereunder. "Buyer proprietary components" include, without limitation, documentation and packaging that bears Buyer artwork, Buyer Product labels, and Buyer tamper evident seals and any other components that Buyer expressly identifies as Buyer proprietary in any Buyer bill of materials for the Product In Attachment A or other writing from Buyer. Any item of packaging identified in any Product bill of materials or other Buyer writing as an "Buyer proprietary component" shall be purchased by Supplier directly from suppliers approved by Buyer and at the same pricing afforded to Buyer, provided, however that Supplier shall be responsible for the relationship with such suppliers, and Buyer shall not be liable in any manner regarding purchases or related activity.

1.12 Tamper Evident Protection. Each Product (except for spare parts that are clearly marked as "USED PARTS FOR SPARE PARTS OR FIELD REPLACEABLE UNITS" will be required to have tamper evident protection to ensure that the Products are new when received by end user customers. This tamper evident protection will be in the form of "IBM" logo tape applied to the finished Product packaging in such a manner that if removed or tampered with, it would be evident that the finished Product packaging has been opened. Such tamper evident method must not be resealable, without evidence of tampering.

Supplier agrees to treat Buyer's logo tape as confidential and will have controls to prevent unauthorized use or dissemination (including tracking the purchase, internal use, application, and destruction [to avoid use by others, and to limit access to such materials to only those with a need to know to carry out the tamper evident sealing on the

*Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

Products. Supplier agrees to use the Buyer logo tape in connection with new Product, and not with any other product or with any spare part or field replacement unit.

2.0   PART NUMBERS, PRICES AND OTHER TERMS

2.1  Product Unique Terms.

-------------------------------------------------------------------------------------------------------------------------------
  Buyer Part #        Supplier Part #       Unit Price and         Delivery Term         Payment Term*           Lead Time
                                                Current                                                          prior to
                                                                                                                Delivery to
                                                                                                                issue WAs**
-------------------------------------------------------------------------------------------------------------------------------
[* * *]             N/A                   [* * *]               FOB Origin            45 days after         30 Business Day
                                                                                      receipt of valid
                                                                                      invoice
-------------------------------------------------------------------------------------------------------------------------------
[* * *]             N/A                   [* * *]               FOB Origin            45 days after         30 Business Days
                                                                                      receipt of valid
                                                                                      invoice
-------------------------------------------------------------------------------------------------------------------------------
[* * *]             N/A                   [* * *]               FOB Origin            45 days after         30 Business Days
                                                                                      receipt of valid
                                                                                      invoice
-------------------------------------------------------------------------------------------------------------------------------
Note:  *  Supplier will not invoice Buyer, until after Product delivery.
       ** Any increase in the agreed to lead-time must have Buyer's prior written approval.
-------------------------------------------------------------------------------------------------------------------------------

Product part numbers, unit Pricing, Delivery terms, lead times and other logistics may be changed via a letter that references this SOW and that is signed by both parties. Regardless of the FOB point, Buyer will select the common carrier, unless Buyer notifies Supplier to the contrary. Supplier agrees to cooperate with Buyer and common carrier to ensure the Products arrive at the destination addressed in the WA.

2.2 Product Availability. Supplier will notify Buyer prior to Supplier's withdrawal of any Product(s). Such withdrawal notice will not occur during the term of this SOW.

2.3 Taxes and Duties. Supplier warrants that the Prices do not include sales use or similar taxes applied against the finished Product sold to Buyer. Notwithstanding the F.O.B. point, Supplier will be responsible for all legal, regulatory and administrative requirements. Buyer will be responsible for all associated duties and fees, associated with importation of Products into the country where the Product is received by Buyer.

2.4 Epidemic Defect Rate and Warranty Period. The Epidemic Failure Rate equates to any defects at or above [* * ] of Products purchased with the same manufacturing lot code. Products shall also be considered to have an Epidemic Failure if Buyer implements a Product recall. The warranty period for the Products is [ * * * ] from the time of shipment to Buyer.

2.5 Common Carriers and Customer Information. Regardless of the FOB point, Supplier will prepare all shipping labels and transfer materials (as submitted by Buyer) to identify Buyer, not Supplier, as the party shipping Product, except to the extent that Supplier, and not Buyer, must be identified for customs clearances or to comply with other laws. To the extent Supplier must be identified on the final Product packaging, Supplier will have prior written agreements in place with each carrier (regardless whether Buyer or Supplier controls the common carrier) that will require each carrier to remove (after applicable customs clearances, but before delivery to any customer of Buyer), hold in confidence, and return (or certify destruction or hold in confidence in perpetuity until destruction is certified for cases where the carrier requires to keep such documents for archival purposes) to Supplier all documents and markings that reflect transaction information between Supplier and Buyer (including without limitation, all pricing information), while retaining or placing the appropriate transaction information between

*Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

Buyer and Buyer's customers. Supplier will ensure that no markings, labels of any kind, are placed on the Products (including customer packaging), other than as expressly specified by Buyer in writing, or as required by law, provided that Supplier first notify and secure Buyer's written confirmation with such requirements. Such concurrence shall not relieve Supplier's obligations hereunder.

Notwithstanding anything to the contrary, Supplier shall hold the following special confidential information in trust and confidence: (a) customer names, addresses, purchase histories and requirements; (b) Buyer's order fulfillment and related processes, including Buyer's relationship and Agreement with Supplier; (c) Buyer's artwork, customer packaging, and other intellectual property of Buyer; (d) Buyer's business plans, Product plans, and forecasts; and
(e) the relative success or failure of any Product or supporting process. Supplier may use such special confidential information only for the benefit of Buyer and only to fulfill the purpose of this SOW. Supplier may disclose such information to Supplier's employees who have a need to know to fulfill the purpose of this SOW, provided that Supplier has a written agreement in place with all such employees sufficient to enable Supplier to fulfill its obligations under this SOW. Further, Supplier may comply with valid legal process requiring disclosure, but only to the extent required by law, and provided that Supplier notifies Buyer prior to any such disclosure and assists Buyer in seeking a protective order and/or limiting disclosure to the extent possible. Supplier shall remain solely liable for the contents of such disclosures.

Supplier shall not disclose that it is developing or assembling Buyer's Products in press releases, marketing materials, point of sale materials, customer/trade briefings, or otherwise, without prior written approval from Buyer. Supplier agrees that Buyer's trademarks, trade names, and goodwill are valuable assets, and these disclosures will constitute a material breach of this Agreement which could damage Buyer and Buyer's trademarks, trade names, and goodwill.

Supplier shall not distribute special confidential information outside of the Supplier location that received such information, without Buyer's prior written authorization. Supplier shall maintain adequate controls over all special confidential information to ensure that it is held in trust and confidence for Buyer and used only as expressly authorized by Buyer in this SOW. Supplier shall immediately notify Buyer of any lost or unapproved disclosures of special confidential information. Supplier shall return or destroy all special confidential information, no later than ten days after Buyer's request.
Supplier shall allow Buyer to periodically inspect Supplier's premises during normal working hours to verify these requirements for custody and use of special confidential information.

2.6 Product Returns. To maintain customer satisfaction, Buyer and its authorized service providers will replace Products that do not conform to warranties hereunder. Buyer may return these units to Supplier any time within the warranty period. Supplier shall inspect and test returns. For returns that conform to Product specifications (i.e., NDF or "no defect found"), Supplier may elect to return these Products to Buyer as FRU's, subject to Buyer approval, and subject to marking such parts as "USED PARTS FOR SPARE PARTS OR FIELD REPLACEABLE UNITS" and only for FRU use. For returns that do not conform to Product specifications and have defects covered under the Product warranty, Supplier shall provide Buyer with a credit against future WAs equal to the price that Buyer paid. For Product returns not covered under Product warranty including Epidemic Defect) no credit or replacement will be provided by Supplier.

2.7 Supplier will treat all Product returns and components therein as used, and will not redistribute them as new Products regardless of any refurbishment or repairs they may undergo. Supplier may use Product returns as spare parts or field replacement units sold to Buyer under this SOW, provided that Supplier first refurbishes, tests, and confirms that these Products perform like new, and provided that Supplier clearly labels all such spare parts "USED PARTS FOR SPARE PARTS OR FIELD REPLACEABLE UNITS." Prior to any other redistribution or reuse of Product returns, Supplier will remove and destroy all Product labels, packaging, documentation, Buyer proprietary components, and other characteristics (including, without limitation all items described in Attachment 3) that identify it as a Buyer Product.

3.0  RESCHEDULING/CANCELLATION

*Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

Supplier will use reasonable efforts to comply with Buyer's requested changes to delivery of Products specified in a WA as described in the table below, without additional charge to Buyer.

------------------------------------------------------------------------------------------------------------------------
Number of Days prior to a     Increase of Product         Decrease (cancellation) of    Reschedule of Product
WA Scheduled Delivery Date    Quantity to a WA Scheduled  Product Quantity to a WA      Quantity to a WA Scheduled
                              Delivery Date (% of Order   Scheduled Delivery Date (%    Delivery Date (% of Order
                              Quantity)                   of Order Quantity)            Quantity)
------------------------------------------------------------------------------------------------------------------------
[* * * ]                      [* * * ]                    [* * * ]                       [* * * ]
------------------------------------------------------------------------------------------------------------------------
[* * * ]                      [* * * ]                    [* * * ]                       [* * * ]
------------------------------------------------------------------------------------------------------------------------
[* * * ]                      [* * * ]                    [* * * ]                       [* * * ]
------------------------------------------------------------------------------------------------------------------------
[* * * ]                      [* * * ]                    [* * * ]                       [* * * ]
------------------------------------------------------------------------------------------------------------------------

4.0 COMMUNICATIONS
------------------

All communications between the parties will be carried out through the designated coordinators:

All procurement, business and administrative communications between the parties will be conducted through the following "Business Coordinators":

Buyer                                 Supplier
Attention:                            Attention:
J.J. Rybovich, Zip TVCA/002/GG301     Ricardo Leite, Director, OEM Sales Ramp
IBM Corporation                          Networks
3039 Cornwallis Road                  3180 De La Cruz Boulevard  Suite 200
Research Triangle Park, NC  27709     Santa Clara, CA  95054
Phone:  919-254-1394                  Phone:  408-588-2486
Fax:    919-543-4253                  Fax:    408-988-6363


Technical communications between the parties will be conducted through the following "Technical Coordinators":

Buyer                                 Supplier
Attention:                            Attention:
Gregory C. Wright, Zip XJQA/306/      Sri Bathina
   E121-B                             Ramp Networks 3
IBM Corporation                       3180 De La Cruz Boulevard  Suite 200
3039 Cornwallis Road                  Santa Clara, CA  95054
Research Triangle Park, NC  27709     Phone:  408-988-5353
Phone:  919-254-9574                  Fax:    408-988-6363
Fax:    919-254-4898


All legal notices will be sent to the following addresses and will be deemed received (a) 2 days after mailing if sent by certified mail, return receipt requested or (b) on the date confirmation is received if sent by facsimile transmittal, to the party set forth below.

Buyer                                 Supplier
Attention:                            Attention:
J.J. Rybovich, Zip TVCA/002/GG301     Scott Gorton
IBM Corporation                       Ramp Networks
3039 Cornwallis Road                  3180 De La Cruz Boulevard  Suite 200
Research Triangle Park, NC  27709     Santa Clara, CA  95054 081
Phone:  919-254-1394                  Phone: 408-988-5353
Fax:    919-543-4253                  Fax:   408-988-6363

*Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

Each party may change its designated coordinators and/or addresses any time by a written notification to the Business Coordinator (with a carbon copy to the Technical Coordinator or legal notice coordinator, as applicable).

5.0  GENERAL

5.1 As part of Supplier's post-warranty service, Supplier will maintain the capability to supply Spare Parts (i.e., the entire Product or portions of the Product as described herein or as may be subsequently described by Buyer) during the term of this SOW and for a period of [* * * ] thereafter. Buyer may require additional post-warranty service requirements and such post-warranty service shall be subject to Supplier's normal pricing.

5.2 If Supplier refers or encourages Buyer to refer to future performance and/or future upgrade features (collectively, "Upgrades") that are not included in the Products at the time of the referral (including, without limitation, references in marketing materials, web pages, and Product documentation), then Supplier agrees to offer to Buyer for inclusion under this SOW, on reasonable terms and conditions which shall be no less favorable than the most favorable terms and conditions to which Supplier has licensed other third parties, all Upgrades that Supplier creates with respect to the Product. Such offer(s) shall be made by Supplier to Buyer within a reasonable period of time but in no event later than the earliest availability date suggested by the reference. Supplier will Include In such Upgrades all of the performance functions and features suggested by the reference.

6.0  COMPENSATION

Upon execution of this SOW, Buyer will issue to Supplier a WA to compensate Supplier for its work in modifying the deliverables which Supplier shall provide under this SOW. In consideration for Supplier's satisfactory performance in providing such modifications, Buyer will pay to Supplier an amount not to exceed [* * * ] which is comprised of the following price elements:

  1.  Standard Software Customization: ................................ [* * * ]

      [* * * ]

      [* * * ]

      [* * * ]

  2.  IBM Additional Software Development:............................. [* * * ]

      [* * * ]

       1.  [* * * ]
       2.  [* * * ]
       3.  [* * * ]
       4.  [* * * ]

  3.  Testing of New Compiled Software:................................ [* * * ]

Payment will be made by Buyer to Supplier upon receipt of acceptable invoice(s) in accordance with Buyer's WA Number 2000930863.

7.0  SURVIVAL

The rights and obligations of sections 1.4, 1.5, 1.7, 1.8, 1.11, 2.2, 2.3, 2.4, 2.5, 4.0, 5.0 and 7.0 of this SOW will survive and continue after termination of the Agreement or this SOW, and will remain in full force and effect and will bind the parties and their legal representatives, successors, heirs and assigns. For purposes of this SOW, the rights and obligations of sections 6.3 and 6.4 of the GA will also survive and continue (in addition to those sections

*Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

set forth as surviving in section 14.12 of the GA) after termination of this Agreement or this SOW and will remain in full force and effect, and will bind the parties and their legal representatives, successors, heirs and assigns. The rights and obligations of the entire GA and SOW, as they apply to outstanding WAs that may not have been not canceled as part of the Agreement or SOW termination, will survive and continue after termination of this SOW and will bind the parties and their legal representatives, successors, heirs and assigns until expiration or cancellation of such WAs.

ACCEPTED AND AGREED TO:                  ACCEPTED AND AGREED TO:

INTERNATIONAL BUSINESS MACHINES          RAMP NETWORKS
CORPORATION

    J. Gianatassio          1/5/99      /s/ Timothy McElwee         1/4/99
-----------------------     -------     -----------------------    -------
Authorized Signature         Date        Authorized Signature       Date

    J. Gianatassio                          Timothy J. McElwee
-----------------------------------     -----------------------------------
Printed Name

     GLOBAL COMMODITY MGR                   Vice President, Sales
-----------------------------------     -----------------------------------
Title                                    Title

*Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                                  Attachment A

                             Product Specifications

1.1  Product Description

Internet Gateway products are proposed for homes that have the Home Director Connection Center installed with 1 or more personal computers (PCs). Either pre-installed or retrofitted CAT 5 UTP wiring must exist for networking support. Products shall also support Internet connections made over V.90 modem and/or ISDN. There are two fundamental functions that the proposed Internet Gateway product will support:

 .    Create a TCP/IP-based "home intranet" which involves basic connectivity, and higher-level protocols to automate the administration of the "home intranet" (e.g., DHCP for automatic IP address assignment).

 .    Provide shared simultaneous Internet or work Intranet access for the multiple PCs in the home (or small business), over a single modem connection and a single ISP account.

The Internet Gateway product is designed to work in conjunction with the Connection Center's 4 port Ethernet hub, effectively providing for a total of seven Ethernet ports.

The Product connects to the Internet via an Integrated V.90 (56Kbps) modem and/or an externally attached V.90 or ISDN TA, and provides network connectivity (4 port hub support) for Ethernet over Cat5 Unshielded Twisted Pair wiring. It is envisioned to be a self contained, stand-alone device, ideally without a power switch. It is intended to be always on and ready for use. The package would be small and unobtrusive, designed to fit within the Connection Center.

1.1  Key Functional Requirements

Connectivity
------------

 .    "Controlled Dial on demand" (the Product will dial the customer's
     ISP and logon automatically when the user requests dial-up access). The user will also be able to request the dial-up connection to terminate. The connection will be established automatically whenever Internet access is requested. Optionally the dialup connection can be switched to a manual connect/disconnect operation.
 .    Inactivity time-out (the Internet Gateway terminates the ISP connection if no activity has taken place within a programmable interval).
 .    ISPs Supported
     --------------
     America on-line
     AT&T Worldnet
     CompuServe
     IBM Global Network
     MSN
     Mindspring
     Netcom
     Prodigy
     Sprint Internet
     Passport
     Sprynet
 .    Multiple modem capability - The ability to upgrade to add
     additional WAN bandwidth, either V.90 or ISDN, without replacing the base box.

Protocols
---------

*      [* * * ]
*      [* * * ]

*Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

*      [* * * ]

Operating Systems Supported
---------------------------

Product does not rely on any operating systems in order to provide internet connectivity.

Applications and Multiplayer Games with which Product must be compatible
------------------------------------------------------------------------

       Need for Speed III
       Quake II
       Madden `99
       Tiger Woods `99
       Police Swat II
       F-I5

Usability
---------

 .      Product will not require the customer to enter any advanced configuration parameters to get the Product up and accessing the Internet. Allowable parameters are:
       1. lSP name
       2. ISP address type (static or dynamically-assigned)
       3. If static, the actual IP address assigned by the ISP
       4. Primary DNS server's IP address
       5. Secondary DNS server's IP address
       6. User ID
       7. Password
 .      The user will be able to enter these parameters using a Web browser on any PC in the home
 .      Product will have adequate help/prompts/explanations to help the user specify the customer configurable parameters.
 .      Product will include an "administrative password" to prevent unauthorized people (e.g., children or guests) from viewing or changing the configuration information stored in the Internet Gateway. Product will support "logon scripts"
 .      The Product will frequently be installed in an out-of-the-way location.
       Consequently, the operation of the Product cannot require the customer to physically push any buttons or manipulate any switches on the Product.
       All configuration and operational tasks must be accomplished remotely, via a Web browser on a PC in the home. (One possible exception to this would be a "hard reset" button to reset the Product if it hangs.)
 .      Dial-in support - The Product will be upgradeable to support dial-in access. The upgrade path will be able to be performed without going on site.

Additional Required Features Include
------------------------------------

1.  [* * * ]
2.  [* * * ]
3.  [* * * ]
4.  [* * * ]
5.  [* * * ]

Diagnostic Capabilities
-----------------------

 .    From a Web browser on any PC in the home, the user will be able to display HTML pages that contain information about the current status of the Internet Gateway. Examples of the kind of status information include:

*Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

     Whether or not the Internet Gateway is currently connected to the ISP If currently connected, the speed of the connection (e.g., 14.4, 28.8, 56Kbps)
     If currently connected, the elapsed time of the connection
     If currently connected, what IP address the ISP has assigned to the Product.
     Number of bytes transferred in each direction

 .    From a Web browser on any PC in the home, the user will be able to request the Internet Gateway to terminate a connection with the ISP. If no other users have requested dial-up access the connection will terminate. If other users have requested dial-up access the connection will remain up.

 .    From a Web browser on any PC in the home, the user will be able to force the Internet Gateway to reset itself ("soft reset", must not destroy previously entered configuration Information).

     NOTE: Access to the last function should be restricted to people who know the administrative password (see previous section).

     Physical Connection of the Internet Gateway product

     The Internet gateway product will require at a minimum a single POTS line for connecting the WAN interface.

 .    Interface to Dedicated Processor

     The Supplier will modify the DP IP addresses as follows: dedicated processor NIC [* * *], dedicated processor modem [* * *]. The Installer's laptop IP address will be fixed at [* * *]. Addresses [* * *] through [* * *] will be reserved on the Product. The Product will have an IP address of [* * *]. The DP will not be accessible by the customer (password required).

1.2  Product Development

The Product will be purchased complete from Supplier. Buyer will maintain control and signoff authority of all hardware and software development changes after initial Product ship.

Supplier will develop two custom cables to be shipped with the Internet Gateway product: (i) One cable will connect the Internet Gateway product to the telephone Interface module in the IBM Connection Center; and (ii) one cable will connect the Internet Gateway product to the existing Ethernet hub In the IBM Connection Center. Cables have been defined under separate documentation sent on or about 11/18/98.

Buyer will make the modification of the reference manual, and setup guide from source provided by Supplier. Supplier will then receive the source from Buyer and manufacture the components based on the Buyer source for the exclusive use of Buyer.

 .    HTML pages will be customized by Supplier for Buyer. Customization will include: (i) adding function to allow manual control over the dial-up connection as outlined earlier in this document; and (ii) incorporating new logo's and graphics into the HTML pages for customization of the look and feel to meet Buyer's requirements. In addition, the HTML pages used for configuring the box will be customized by Supplier as defined in a release of sample HTML code by Buyer.
 .    Supplier will modify the existing Supplier model 200i HTML pages to perform the following functions as illustrated in the sample code sent on 11/10/98:

     1. [* * *]
     2. [* * *]

*Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

     3. [* * *]
     4. [* * *]
     5. [* * *]

1.3  Warranty

Supplier will provide a [* * * ] warranty on the Product.

1.4  Publications

 .    Customer Support Documentation

     Internet Gateway Setup - setup card based on Supplier's example. Source provided by Supplier, modifications made by Buyer, production handled by Supplier.

     Network Setup Support - Supplier will produce a Buyer logo'd CD with all references to Supplier Network and Web Ramp changed to IBM and Web Connector. Buyer to provide artwork for CD label. This CD is to provide the equivalent function of the existing Easy Start CD.

     Setup instructions should also include a section on network security (how to), to be written by Buyer.

     Customer will be responsible for assigning a configuration password for the box. The box will initially ship with the password disabled.

     Product Reference Guide - Currently provided as a PDF file on CD. Buyer Information Development will take source code provided by Supplier and modify it to change all Supplier references to Home Director. This will include text and graphics changes. The changes will be sent to Supplier for production.

 .    Customer Guide - The customer guide will consist of a setup card, which will be based on the Supplier setup card. The setup card will be modified to have the IBM Home Director look and feel and include a section on network security. No additional hardcopy documentation will be provided to the customer.

1.5  Product Reliability

 .    The Product will typically be installed in an out-of-the-way location, and will typically be left powered-on for an indefinite period of time. The Product must be capable of operating indefinitely in a powered-on state. There must be an easy way to reset the Product from any PC connected to the Product (ideally, this would be via a Web browser on the
     PC).
 .    Supplier to verify proper operation of the Product in the IBM
     Connection Center. This will include an analysis of the power supply and cooling characteristics when mounted in the Connection Center.

Manufacturing / Procurement Plans

2.1  Components

     Source (all components):
     ------------------------

     The Product, cables, CD and documentation will be obtained and/or manufactured by the Supplier.

     Lead-time (all components):
     ---------------------------

     TBD

*Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

2.2  EC Release Plan / BOM

 .    Fulfillment - The Product will be bulk shipped from the Supplier to a Buyer warehouse. Labeling on the individual product boxes will be per Buyer labeling specifications for tracking purposes. No serial number tracking will be provided.

 .    Packaging - Product to be shipped in plain white box. Field Replaceable
     Units FRU's) to be individually packaged per Buyer specifications. Refer to IBM Packaging Specification [* * *]. Packaging spec [* * *] applies for manufacturing shipments, and [* * *] applies for FRU shipments. FRUs are to be individually packaged.

     Lot Size - P/N: [* * *] to be shipped TBD per pallet

     Stocking - FRU parts to be stocked in Mechanicsburg and orderable through ECLAIM

     Part Numbers and Sources

     Web Connect top bill part number:  [* * *]

     EC number: [* * *]

     Contents of top bill:

------------------------------------------------------------------------------------------------------------------------
Orderable              Component       Description                                                             Qty
Part Number           Part Number
------------------------------------------------------------------------------------------------------------------------
[* * * ]                               [* * * ]
------------------------------------------------------------------------------------------------------------------------
                   [* * * ]            [* * * ]                                                               1.00
------------------------------------------------------------------------------------------------------------------------
                   [* * * ]            [* * * ]
------------------------------------------------------------------------------------------------------------------------
                   [* * * ]            [* * * ]                                                               1.00
------------------------------------------------------------------------------------------------------------------------
                   [* * * ]            [* * * ]                                                               1.00
------------------------------------------------------------------------------------------------------------------------
                   [* * * ]            [* * * ]                                                               1.00
------------------------------------------------------------------------------------------------------------------------
                   [* * * ]            [* * * ]                                                               1.00
------------------------------------------------------------------------------------------------------------------------
                   [* * * ]            [* * * ]                                                               1.00
------------------------------------------------------------------------------------------------------------------------
                   [* * * ]            [* * * ]                                                               1.00
------------------------------------------------------------------------------------------------------------------------
                   [* * * ]            [* * * ]                                                               1.00
------------------------------------------------------------------------------------------------------------------------
                   [* * * ]            [* * * ]                                                               1.00
------------------------------------------------------------------------------------------------------------------------
                   [* * * ]            [* * * ]                                                               1.00
------------------------------------------------------------------------------------------------------------------------
[***]                                  [***]
------------------------------------------------------------------------------------------------------------------------
                   [***]               [***]                                                                  1.00
------------------------------------------------------------------------------------------------------------------------
                   [***]               [***]                                                                  1.00
------------------------------------------------------------------------------------------------------------------------
                   [***]               [***]                                                                  1.00
------------------------------------------------------------------------------------------------------------------------
                   [***]               [***]                                                                  1.00
------------------------------------------------------------------------------------------------------------------------
[***]                                  [***]
------------------------------------------------------------------------------------------------------------------------
                   [***]               [***]                                                                  1.00
------------------------------------------------------------------------------------------------------------------------
                   [***]               [***]                                                                  1.00
------------------------------------------------------------------------------------------------------------------------
                   [***]               [***]                                                                  1.00
------------------------------------------------------------------------------------------------------------------------
                   [***]               [***]                                                                  1.00
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Notes:  1)  [***]
------------------------------------------------------------------------------------------------------------------------

*Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------
     2)  [***]
------------------------------------------------------------------------------------------------------------------------


*Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

GOODS AGREEMENT # 4998RL1060

This Agreement dated as of December 22, 1998 ("Effective Date"), between International Business Machines Corporation ("Buyer") and Ramp Networks ("Supplier"), establishes the basis for a multinational procurement relationship under which Buyer may purchase from Supplier the Products and Services which are described in SOWs issued under this Agreement.

1.0 Definitions:
"Affiliates" means entities that control, are controlled by, or are under common control with a party to this Agreement and that have signed a PA.

"Agreement" means this agreement and any relevant Statements of Work ("SOW"), Work Authorizations ("WA"), Participation Attachments ("PA"), and other attachments or appendices specifically referenced in this Agreement.

"Buyer" means either IBM or one of its Affiliates.
"Buyer Personnel" means agents, employees, contractors or remarketers engaged by Buyer.

"Participation Attachment" or "PA" means an attachment to this Agreement which evidences the signing Affiliate's intent to conduct transactions, if any, in accordance with this Agreement.

"Prices" means the agreed upon prices and currency for Products and Services, including all applicable taxes, as specified in the relevant SOW.
"Products" means items identified in the relevant SOW.
"Services" means the services identified in the relevant SOW.

"Statement of Work" or "SOW" means any document attached to or included in this Agreement which describes the Products and Services, including any requirements, specifications or schedules.

"Supplier" means either Supplier or one of its Affiliates.

"Supplier Personnel" means agents, employees or subcontractors engaged by Supplier.

"Work Authorization" or "WA" means a purchase order or other Buyer designated document, in either electronic or hard copy form, issued by Buyer's procurement personnel, and is the only authorization for Supplier to perform any work under this Agreement. A SOW is a WA only if designated as such in writing by Buyer.

2.0 Statement of Work: Supplier will provide the Products or Services as specified the relevant SOW only when specified in a WA Supplier will begin work only after receiving written authorization from Buyer. Buyer may request changes to a SOW and Supplier will submit to Buyer the impact of such changes. Changes accepted by Buyer will be specified in an amended SOW or change order signed by both parties. Supplier will maintain the capability to supply agreed upon Products, including parts of Products, for a period of months after withdrawal of such Products as specified in the relevant SOW. Supplier will notify Buyer of its intent to withdraw any Product and will continue to deliver such withdrawn Products for the periods as specified in the relevant SOW.

3.0  Term and Termination

     3.1 Term: Products and Services acquired by Buyer on or after the Effective Date will be covered by this Agreement. This Agreement will remain in effect until terminated.

     3.2 Termination of this Agreement: Either party may terminate this Agreement, without any cancellation charge, for a material breach of the Agreement by the other party or if the other party becomes insolvent or file or has filed against it a petition in bankruptcy ("Cause"), to the extent permitted by law. Such termination will be effective at the end of a thirty (30) day written notice period if the Cause remains uncured. Either party may terminate this Agreement without Cause when there are no outstanding SOWs.

     3.3 Termination of a SOW or WA: Buyer may terminate a SOW or a WA with or without Cause. Upon termination, in accordance with Buyer's written direction, Supplier will immediately: (i) cease work; (ii) prepare and submit to Buyer an itemization of all completed and partially completed Products and Services;
(iii) deliver to Buyer Products satisfactorily completed up to the date of termination at the agreed upon Prices in the relevant SOW; and (iv) deliver upon request any work in process. In the event Buyer terminates without Cause, Buyer will compensate Supplier for the actual and reasonable expenses incurred by Supplier for work in process up to and including the date of termination, provided Supplier uses reasonable efforts to mitigate Buyer's liability

*Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

under this Subsection by, among other actions, accepting the return of, returning to its suppliers, selling to others, or otherwise using the canceled Products (including raw materials or works in process) and provided such expenses do not exceed the Prices.

4.0  Pricing

     4.1 Pricing: Supplier will provide Products and Services to Buyer for the Prices. The Prices for Products and Services specified in a WA and accepted by Buyer will be the only amount due to Supplier from Buyer.

     4.2 Competitive Pricing: If Supplier offers lower prices to another customer for like or lesser quantities of Products or Services during the same period and under similar terms and conditions as Buyer, those prices will be made known and available to Buyer at the time of their availability to the customer. Prices will at least be competitive with industry prices and, if not, Supplier will use reasonable efforts to adjust its Prices so that they are competitive.

5.0 Payments and Acceptance: Terms for payment will be specified in the relevant SOW or WA Payment of invoices will not be deemed acceptance of Products or Services, but rather such Products or Services will be subject to inspection, test and rejection by Buyer until successful integration into Buyer's products, or for a period as specified in the relevant SOW, whichever occurs first. Buyer may, at its option, either reject Products or Services that do not comply with the specifications and requirements for a refund plus any inspection, test and transportation charges paid by Buyer, or require prompt correction or replacement of such Products upon Buyer's written instructions. Buyer may reject entire lots of Products which do not meet quality levels as specified in the relevant SOW.

6.0  Warranties

     6.1 Ongoing Warranties: Supplier makes the following ongoing representations and warranties: (i) it has the right to enter into this Agreement and its performance of this Agreement will not violate the terms of any contract, obligation, law, regulation or ordinance to which it is or becomes subject; (ii) no claim, lien, or action exists or is threatened against Supplier that would interfere with Buyer's use or sale of the Products; (iii) Products are free from defects in design (except for written designs provided by Buyer unless such designs are based entirely on Supplier's specifications), material and workmanship and will conform to the warranties, specifications and requirements in this Agreement for the time period from the date of shipment as specified in the relevant SOW; (iv) Products are safe for any use consistent with and will comply with the warranties, specifications and requirements in this Agreement; (v) Products and Services are Year 2000 ready such that they are capable of correctly processing, providing, receiving and displaying date data, as well as exchanging accurate date data with all products with which the Products are intended to be used within and between the twentieth and twenty-first centuries; (vi) Products and Services are euro-ready such that they will correctly process, send, receive, present, store, and convert monetary data in the euro denomination, respecting the euro currency formatting conventions (including the euro symbol); (vii) none of the Products contain nor are any of the Products manufactured using ozone depleting substances known as halons, chlorofluorocarbons, methyl chloroform and carbon tetrachloride; (viii) Products are new and do not contain used or reconditioned parts; and (ix) Products and Services do not infringe any intellectual property right of a third party. THE WARRANTIES AND CONDITIONS IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES AND CONDITIONS, EXPRESS OR IMPLIED, INCLUDING THOSE WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE.

     6.2 Warranty Redemption: If Products or Services do not comply with the warranties in this Agreement, Supplier will repair or replace Products (at the latest revision level) or re-perform Services, or credit or refund the Price of Products or Services, such remedy at Buyer's discretion. For such Products, Supplier will issue to Buyer a Return Material Authorization ("RMA") within five
(5) days of Buyer's notice. If Supplier fails to repair, or replace Products or re-perform Services in a timely manner, Buyer may do so and Supplier will reimburse Buyer for actual and reasonable expenses. Buyer may return Products which do not conform to the warranties in

*Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

this Agreement from any Buyer location to the nearest authorized Supplier location at cost of Supplier and Supplier will, at cost of Supplier, return any repaired or replaced Product in a timely manner.

     6.3 Post Warranty Service: Supplier will offer post warranty Services as specified in the relevant SOW or identify a third party which will provide such Services. In the event a third party or Buyer will provide such Services, Supplier will provide the designated party with the information required for the performance of the Services.

     6.4 Epidemic Defects: Supplier will, at Buyer's discretion, repair or replace, or credit or refund Products which have the same or similar defect at a rate as specified in the relevant SOW ("Epidemic Defect Rate"), or where a safety defect is found. Supplier will commence such performance within five (5) calendar days of Buyer's notice to Supplier of an Epidemic Defect Rate.
Supplier will reimburse Buyer for all actual and reasonable expenses incurred by Buyer for such repair and replacement of Products, including expenses associated with problem diagnosis, field and finished goods inventory repair or replacement.

7.0  Delivery

     7.1 Delivery Logistics: Delivery under this Agreement means delivery to the Buyer location and delivery point as specified in the relevant SOW or WA Buyer may cancel or reschedule the delivery date or change the delivery point as specified in the relevant SOW. The term of sale will be specified a SOW or WA. Buyer may issue a twelve (12) month rolling forecast for quantities of Products that may be required. Supplier will only deliver the Products specified in a WA. ANY PRODUCT QUANTITIES CITED IN OR PURSUANT TO THIS AGREEMENT, EXCEPT FOR QUANTITIES CITED IN A WA AS FIRM, ARE PRELIMINARY AND NON-BINDING ONLY. BUYER MAKES NO REPRESENTATION OR WARRANTY AS TO THE QUANTITY OF PRODUCTS THAT IT WILL PURCHASE, IF ANY.

     7.2 On-Time Delivery: The lead-time for Buyer to issue a WA prior to delivery will be specified in a SOW. Products specified in a WA for delivery with such lead-time will be delivered on time. Supplier will use reasonable efforts when Buyer requests delivery with a shorter lead-time. If Supplier cannot comply with a delivery commitment, Supplier will promptly notify Buyer of a revised delivery date and Buyer may: (i) cancel without charge Products or Services not yet delivered; (ii) procure such Products or Services elsewhere and charge Supplier the cost differential; (iii) require Supplier to deliver Products using priority freight delivery at Supplier's expense for the incremental freight charges; and (iv) exercise all other remedies provided at law, in equity and in this Agreement.

8.0 Intellectual Property: Supplier grants Buyer all intellectual property rights licensable by Supplier which are necessary for Buyer to use and sell the Products. This Agreement does not grant either party the right to use the other party's trademarks, trade names or service marks.

9.0  Indemnification

     9.1 General Indemnification: Supplier will defend, hold harmless and indemnify, including attorney's fees, Buyer and Buyer Personnel against claims that arise or are alleged to have arisen as a result of negligent or intentional acts or omissions of Supplier or Supplier Personnel or breach by Supplier of any term of this Agreement.

     9.2 Intellectual Property Indemnification: Supplier will defend, or at Buyer's option cooperate in the defense of, hold harmless and indemnify, including attorney's fees, Buyer and Buyer Personnel from claims that Supplier's Products or Services infringe the intellectual properly rights of a third party. If such a claim is or is likely to be made, Supplier will, at its own expense, exercise the first of the following remedies that is practicable: (i) obtain for Buyer the right to continue to use and sell the Products and Services consistent with this Agreement; (ii) modify the Products and Services so they are non-infringing and in compliance with this Agreement; (iii) replace the Products and Services with non-infringing ones that comply with this Agreement; or (iv) at Buyer's

*Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

request, accept the cancellation of infringing Services and the return of the infringing Products and refund any amount paid.

     9.3 Exceptions to Indemnification: Supplier will have no obligation to indemnify Buyer or Buyer Personnel for claims that Supplier's Products or Services infringe the intellectual property rights of a third party to the extent such claims arise as a result of: (i) Buyer's combination of Products or Services with other products or services not foreseeable by Supplier; (ii) Supplier's implementation of a Buyer originated design; or (iii) Buyer's modification of the Products except for intended modifications required for use of the Products.

10.0 Limitation of Liability: Except for liability under the Section entitled Indemnification and the Subsection entitled Epidemic Defects, in no event will either party be liable to the other for any lost revenues, lost profits, incidental, indirect, consequential, special or punitive damages.

11.0 Supplier and Supplier Personnel: Supplier is an independent contractor and this Agreement does not create an agency relationship between Buyer and Supplier or Buyer and Supplier Personnel. Buyer assumes no liability or responsibility for Supplier Personnel. Supplier will: (i) ensure it and Supplier Personnel are in compliance with all laws, regulations, ordinances, and licensing requirements; (ii) be responsible for the supervision, control, compensation, withholdings, health and safety of Supplier Personnel; (iii) ensure Supplier Personnel performing Services on Buyer's premises comply with the On Premises Guidelines; and (iv) inform Buyer if a former employee of Buyer will be assigned work under this Agreement, such assignment subject to Buyer approval.

12.0 Electronic Commerce: Supplier will use best efforts to participate in Electronic Data Interchange ("EDI") or other electronic commerce approach, under which the parties will electronically transmit and receive legally binding purchase and sale obligations ("Documents"), including electronic credit entries transmitted by Buyer to the Supplier account specified in the relevant SOW.
Each party, at its own expense, will provide and maintain the equipment, software, services and testing necessary for it to effectively and reliably transmit and receive such Documents. Either party may use a third party service provider for network services, provided the other party is given sixty (60) days prior written notice of any changes to such services. A Document will be deemed received upon arrival at the receiving party's mailbox or Internet address and the receiving party will promptly send an acknowledgment of such receipt. The receiving party will promptly notify the originating party if a Document is received in an unintelligible form, provided that the originating party can be identified. In the absence of such notice, the originating party's record of the contents of such Document will prevail. Each party will authenticate Documents using a digital signature or User ID, as specified by Buyer, and will maintain security procedures to prevent its unauthorized use.

13.0 Recordkeeping and Audit Rights: Supplier will maintain (and provide to Buyer upon request) relevant accounting records to support invoices under this Agreement for three (3) years following completion or termination of the relevant SOW. All accounting records will be maintained in accordance with generally accepted accounting principles.

14.0  General

     14.1 Amendments: This Agreement may only be amended by a writing specifically referencing this Agreement which has been signed by authorized representatives of the parties.

     14.2 Assignment: Neither party will assign their rights or delegate or subcontract their duties under this Agreement to third parties or affiliates without the prior written consent of the other party, such consent not to be withheld reasonably, except that Buyer may assign this Agreement in conjunction with the sale of a substantial part of its business utilizing this Agreement. Any unauthorized assignment of this Agreement is void.

     14.3  Choice of Law and Forum; Waiver of Jury Trial; Limitation of Action:
This Agreement and the performance of transactions under this Agreement will be governed by the laws of the country in which the transaction is performed, except that the laws of the State of New York applicable to contracts executed in and

*Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

performed entirely within that State will apply if any part of the transaction is performed within the United States. The parties expressly waive any right to a jury trial regarding disputes related to this Agreement. The United Nations' Convention on International Sale of Goods does not apply to this Agreement. Unless otherwise provided by local law without the possibility of contractual waiver or limitation, any legal or other action related to a breach of this Agreement must be commenced no later than two (2) years from the date of the breach in a court sited within the country in which the breach occurred, or in a court sited in the State of New York if any part of the transaction is performed within the United States.

     14.4 Communications: All communications between the parties regarding this Agreement will be conducted through the parties' representatives as specified in the relevant SOW. Supplier will use reasonable efforts to participate in replenishment logistics programs presented by Buyer.

     14.5 Counterparts: This Agreement may be signed in one or more counterparts, each of which will be deemed to be an original and all of which when taken together will constitute the same agreement. Any copy of this Agreement made by reliable means considered an original.

     14.6 Exchange of Information: Unless required otherwise by law, all information exchanged by the parties will be considered non-confidential. If the parties require the exchange of confidential information, such exchange will be made under a confidentiality agreement. The parties will not publicize the terms or conditions of this Agreement in any advertising, marketing or promotional materials except as may be required by law, provided the party publicizing obtains any confidentiality treatment available. Supplier will use information regarding this Agreement only in the performance of this Agreement

     14.7 Freedom of Action: This Agreement is nonexclusive and either party may design, develop, manufacture, acquire or market competitive products or services. Buyer will independently establish prices for resale of Products or Services and is not obligated to announce or market any Products or Services and does not guarantee the success of its marketing efforts, if any.

     14.8 Force Majeure: Neither party will be in default or liable for any delay or failure to comply with this Agreement due to any act beyond the control of the affected party, excluding labor disputes, provided such party immediately notifies the other.

     14.9 Obligations of Affiliates: Affiliates will acknowledge acceptance of the terms and conditions of this Agreement through the signing of a PA before conducting any transaction under this Agreement.

     14.10 Prior Communications and Order of Precedence: This Agreement replaces any prior oral or written agreements or other communication between the parties with respect to the subject matter of this Agreement, excluding any confidential disclosure agreements. In the event of any conflict in these documents, the order of precedence will be: (i) the quantity, payment and delivery terms of the relevant WA; (ii) the relevant SOW; (iii) the relevant PA;
(iv) this agreement; and (v) the remaining terms of the relevant WA.

     14.11 Severability: If any term in this Agreement is found by competent judicial authority to be unenforceable in any respect, the validity of the remainder of this Agreement will be unaffected, provided that such unenforceability does not materially affect the parties' rights under this Agreement.

     14.12 Survival: The provisions set forth in the following Sections and Subsections of this Agreement will survive alter termination of this Agreement and will remain in effect until fulfilled: "Ongoing Warranties", "Warranty Redemption" "Intellectual Property", "Indemnification", "Limitation of Liability", "Record Keeping and Audit Rights", "Choice of Law and Forum; Waiver of Jury Trial; Limitation of Action", "Exchange of Information", and "Prior Communications and Order of Precedence".


*Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

     14.13 Waiver: An effective waiver under this Agreement must be in writing signed by the party waiving its right. A waiver by either party of any instance of the other party's noncompliance with any obligation or responsibility under this Agreement will not be deemed a waiver of subsequent instances.

ACCEPTED AND AGREED TO:                          ACCEPTED AND AGREED TO:


By /s/ Timothy J. McElwee              1/4/99    By  /s/ J. Gianatassio 1/5/99
   ------------------------------------------       ----------------------------
Authorized Signature                   Date      Authorized Signature    Date

Timothy J. McElwee                                     J. Gianatassio
---------------------------------------------    -------------------------------
Printed Name                                            Printed Name

Vice President Sales/Ramp Networks               [***] GLOBAL COMMODITY MGR/IBM
---------------------------------------------         --------------------------
Title & Organization                                    Title & Organization

*Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.